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                                                                    Exhibit 10.3

                                                                  EXECUTION COPY

                               SECOND AMENDMENT TO
                             PLAN SUPPORT AGREEMENT

     SECOND AMENDMENT, dated as of November    , 2003 (the "Amendment"), to that
                                            ---
certain Plan Support Agreement, dated as of August 8, 2003, as amended by the First Amendment dated as of August 19, 2003 (together with exhibits, annexes and attachments thereto, the "PSA") by and among (i) DDi Corp. ("DDi"), DDi Intermediate Holdings Corp. ("DDi Intermediate"), DDi Capital Corp. ("DDi Capital"), Dynamic Details, Incorporated ("Details"), Dynamic Details, Incorporated, Silicon Valley DDISV") and their respective subsidiaries and affiliates (collectively, the "Company Group"), (ii) the 5 1/4% Subordinated Noteholders (as defined below) signatory hereto (the "Consenting 5 1/4% Subordinated Noteholders") and (iii) the 6 1/4% Subordinated Noteholders (as defined below) signatory hereto (the Consenting 6 1/4% Subordinated Noteholders" and together with the Consenting 5 1/4% Subordinated Noteholders, the "Consenting Subordinated Noteholders"). Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the PSA.

                              W I T N E S S E T H:

     WHEREAS, pursuant to the PSA, the Consenting Subordinated Noteholders have agreed to implement a restructuring and reorganization of the Company Group pursuant to the Restructuring Terms as set forth on the Term Sheet;

     WHEREAS, the Company Group has requested that the Consenting Subordinated Noteholders holding at least one-half (1/2) in aggregate principal amount of the debt held by Consenting Subordinated Noteholders (the "Required Subordinated Noteholders") enter into this Amendment on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

          1. Amendment to Section 5. Section 5 is hereby amended by deleting the date "November 15, 2003" at the beginning of subsection (xii) thereof, and replacing it with the date "December 3, 2003".

          2. Amendment to Exhibit A. Exhibit A to the PSA is hereby amended as follows:

               (a) by deleting the term "preferred stock of DDi Europe" where it appears therein, respectively, and substituting in lieu thereof "preferred stock of DDi Europe or preferred stock of Reorganized DDi, as applicable."

               (b) By deleting Schedule A in its entirety and substituting in lieu thereof, with the new Schedule A annexed hereto as Exhibit A.

               (c) By deleting Schedule D in its entirety and substituting in lieu thereof, with the new Schedule D annexed hereto as Exhibit B.

          3. Reservation of Rights. Each member of the Company Group jointly and severally acknowledges and agrees that, (a) the Consenting Subordinated Noteholders shall preserve all rights, remedies, power or privileges set forth in the PSA and under applicable law and (b) nothing contained herein shall in any way limit or otherwise prejudice, and the Consenting Subordinated Noteholders have reserved their right to invoke fully, any right, remedy, power or privilege which the Consenting Subordinated Noteholders may not have or may have in the future under or in connection with the PSA and applicable law, or diminish any of the obligations of any member of the Company Group

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                                                                               2

contained in the PSA. The rights, remedies, powers and privileges of the Consenting Subordinated Noteholders provided under this Amendment and the PSA are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

          4. No Change. Except as expressly provided herein, no term or provision of the PSA shall be amended, waived, modified, consented to or supplemented, and each term and provision of the PSA shall remain in full force and effect.

          5. Effectiveness. This Amendment shall become effective upon the satisfaction of the following conditions precedent:

          (i) counterparts hereof duly executed by each member of the Company Group and the Required Subordinated Noteholders;

          (ii) counterpart signatures to the Third Amendment to the Restructuring Support Agreement, in the form annexed hereto as Exhibit C, shall have been executed and delivered, with a copy to the Ad Hoc Committee, prior to November 6, 2003 by (a) each member of the Company Group and (b) the Required Lenders (as defined therein); and

          (iii) counterpart signatures to the First Amendment to the Senior Discount Noteholder Plan Support Agreement, in the form annexed hereto as Exhibit D, shall have been executed and delivered, with a copy to the Administrative Agent and the Ad Hoc Committee, prior to November 6, 2003 by (a) each member of the Company Group and (b) the Consenting Senior Discount Noteholders (as defined therein) holding at least one-half (1/2) in aggregate principal amount of the debt held by the Consenting Senior Discount Noteholders.

The execution and delivery of this Amendment shall be binding upon each of the Consenting Subordinated Noteholders' successors and assigns.

          7. Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts by facsimile with originals to follow, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          8. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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          IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                     DDi CAPITAL CORP.


                                     By: /s/ TIMOTHY DONNELLY
                                         --------------------------------------
                                         Title: Vice President


                                     DYNAMIC DETAILS, INCORPORATED


                                     By: /s/ TIMOTHY DONNELLY
                                         ---------------------------------------
                                         Title: Vice President


                                     DYNAMIC DETAILS, INCORPORATED, SILICON
                                     VALLEY


                                     By: /s/ TIMOTHY DONNELLY
                                         ---------------------------------------
                                         Title: Vice President


                                     DYNAMIC DETAILS, INCORPORATED, VIRGINIA


                                     By: /s/ TIMOTHY DONNELLY
                                         ---------------------------------------
                                         Title: Vice President


                                     DYNAMIC DETAILS TEXAS, L.P.


                                     By: /s/ TIMOTHY DONNELLY
                                         ---------------------------------------
                                         Title: Vice President


                                     DYNAMIC DETAILS TEXAS HOLDINGS CORP.


                                     By: /s/ TIMOTHY DONNELLY
                                         ---------------------------------------
                                         Title: Vice President


                                     By: DDi-TEXAS INTERMEDIATE HOLDINGS, L.L.C.


                                     By: /s/ TIMOTHY DONNELLY
                                         ---------------------------------------
                                         Title: Vice President


                                     By: DYNAMIC DETAILS TEXAS HOLDINGS CORP.


                                     By: /s/ TIMOTHY DONNELLY
                                         ---------------------------------------
                                         Title: Vice President

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                                     By: DYNAMIC DETAILS INCORPORATED, COLORADO
                                     SPRINGS


                                     By: /s/ TIMOTHY DONNELLY
                                         ---------------------------------------
                                         Title: Vice President


                                     By: DYNAMIC DETAILS INCORPORATED, TEXAS


                                     By: /s/ TIMOTHY DONNELLY
                                         ---------------------------------------
                                         Title: Vice President

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                                                                , as a    %
                                     ---------------------------       ---
                                     Subordinated Noteholder


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

[Signature Page to Second Amendment to Plan Support Agreement]